UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported):
September 19, 2005
LENNOX INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2140 Lake Park Blvd.
Richardson, Texas 75080
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code:
(972) 497-5000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On September 19, 2005, Lennox International Inc. (the “Company”) announced that its Board of Directors (i) authorized a stock repurchase program, pursuant to which the Company may repurchase up to 10,000,000 shares of the Company’s common stock, par value $.01 per share, from time to time, through open market-purchases; and (ii) terminated a prior repurchase program that was announced November 2, 1999.
     Reference is made to the press release filed as Exhibit 99.1 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (c)     Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press Release dated September 19, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.
Date: September 20, 2005	By:	/s/ Kenneth C. Fernandez
		Name:	Kenneth C. Fernandez
		Title:	Associate General Counsel

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press Release dated September 19, 2005.

4